UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of William Yearsley to the Board of Directors

On March 26, 2020, William Yearsley was elected to the Board of Directors of Northwest Pipe Company (the “Company”) for a term expiring at the Company’s next Annual Meeting of Shareholders. The Company’s Board of Directors (the “Board”) has determined that Mr. Yearsley is an independent director in accordance with guidelines that the Company has adopted, which comply with the listing standards set forth by the Nasdaq Stock Market. The Board appointed Mr. Yearsley to the Audit Committee and the Nominating and Governance Committee of the Board.

Mr. Yearsley is a director and interim CEO of Sioux Creek Silica LLC, an investor and lead outside director at Tri‑Arc, LLC, and the primary advisor to an early stage Canadian company developing new technologies to reduce carbon dioxide emissions from the production of cement. Mr. Yearsley has also been a limited partner of Lariat Partners Fund One since 2013 and previously served as its operating partner. Mr. Yearsley holds a BS in Engineering from Southern Illinois University and a MS in Construction Management and a PhD in Construction Engineering from Colorado State University.

Mr. Yearsley will receive compensation for his service on the Board consistent with that provided to all other non-employee directors, as described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2019, as adjusted by the Board from time to time.

There are no arrangements or understandings between Mr. Yearsley and any other persons regarding his appointment to the Board, nor is Mr. Yearsley a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on April 1, 2020 announcing the election of Mr. Yearsley to the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

Grant of Performance Share Units and Restricted Stock Units

On March 26, 2020, the Board of Directors of the Company, upon the approval and recommendation of the Compensation Committee, approved grants of performance share units (“PSUs”) and restricted stock units (“RSUs”) for the following Named Executive Officers of the Company in the amounts set forth below. Pursuant to these long-term incentive grants, each Named Executive Officer received an award of PSUs and RSUs valued at an amount equal to a specific percentage of his or her respective annual base salary, with 75 percent of each award represented by PSUs and 25 percent of each award represented by RSUs.

The PSUs awarded will vest based on the Company’s Earnings before Interest Expense, Income Taxes, Depreciation, and Amortization Margin before extraordinary or unusual items over the measurement period (as described in the PSU agreement). The actual number of PSUs which will vest will be determined based on the performance level achieved and may be equal to, greater than, or less than the number of PSUs specified below, which indicate each Named Executive Officer’s award at target performance level. The PSUs awarded will vest in three equal installments on March 31, 2021, March 31, 2022, and March 31, 2023. In the event a change in control of the Company (as defined in the PSU agreement) occurs at any time prior to March 31, 2023, the PSUs will be immediately vested, and the amount awarded will be based on the results obtained through the change in control date. The foregoing descriptions of the terms of the PSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The RSUs awarded vest in three equal installments on January 15, 2021, January 17, 2022, and January 16, 2023, based upon continued service with the Company on that date. In the event a change in control of the Company (as defined in the RSU agreement) occurs at any time prior to the last vesting date, a pro-rata number of RSUs will be calculated based on time elapsed as of the date of the change in control, and those RSUs will be immediately vested. The foregoing descriptions of the terms of the RSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Named Executive Officer	Performance Share Units	Restricted Stock Units
Scott Montross Director, President, and Chief Executive Officer	24,667	8,222
Aaron Wilkins Senior Vice President, Chief Financial Officer, and Corporate Secretary	7,296	2,432
William Smith Executive Vice President, Water Transmission Engineered Systems	7,894	2,632
Miles Brittain Senior Vice President of Operations	7,176	2,392

Approval of Short Term Incentive Plan

On March 26, 2020, the Compensation Committee also approved the parameters of the Company’s performance-based cash incentive program (Short Term Incentive Plan or “STI”) for the 2020 fiscal year. The performance goal for the 2020 STI relates to the Company’s level of income before income taxes for 2020. Each Named Executive Officer may earn a bonus ranging from 0% to 140% of their 2020 base salary, based on the level of the Company’s attainment of the performance goal. The target bonus amounts range from 50% to 70% of each Named Executive Officer's 2020 annual base salary.

Item 8.01.	OTHER EVENTS

The Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held on June 4, 2020. The record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting is April 9, 2020.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(d)	10.1 Form of Performance Share Unit Agreement

10.2 Form of Restricted Stock Unit Agreement

99.1 Press Release issued by Northwest Pipe Company dated April 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 1, 2020.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins,
Senior Vice President, Chief Financial Officer, and Corporate Secretary